UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 3, 2017

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

1825 Ponce de Leon Blvd. Suite 178

Coral Gables, Fl. 33134

(Address of Principal Executive Offices)

888-473-3600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the Board Meeting of November 1, 2017, held telephonically, the board voted unanimously to remove Mr. Sheldon Baer from his appointment as Chairman of the Companies Advisory Board. The board further agreed that the position of this Advisory Board would be dissolved. The chairman reserved the right to reestablish this and/or future advisory boards for specific projects in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US PRECIOUS METALS, INC.

(Registrant)

/s/   Paul “Mike” Muncy

Chief Executive Officer